UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

Unit Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9260	73-1283193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7130 South Lewis, Suite 1000, Tulsa, Oklahoma		74136
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (918) 493-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

Unit Corporation (Unit) is filing this Current Report on Form 8-K to provide certain revised audited financial statements at December 31, 2010 and for each of the three years in the period ended December 31, 2010 (attached as Exhibit 99.1) and revised unaudited condensed consolidated interim financial statements at March 31, 2011 and for the three months ended March 31, 2011 (attached as Exhibit 99.2). The financial statements have been revised to include certain disclosures in Note 6 “Long-Term Debt and Other Long-Term Liabilities” described further below.

Unit anticipates filing a registration statement on Form S-3 on or about May 3, 2011. Securities being registered under the registration statement include debt securities guaranteed by some of Unit’s wholly-owned subsidiaries. Unit is subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. As permitted by Note 1 to Rule 3-10(f), Unit is meeting the requirements of this rule by adding a paragraph to Note 6 to the Notes to Consolidated Financial Statements at December 31, 2010 and for each of the three years in the period ended December 31, 2010 and at March 31, 2011 and for the three months ended March 31, 2011. Unit, as the parent company, has no independent assets or operations not otherwise permitted within the scope of Rule 3-10 . The guarantees registered under the registration statement are full and unconditional and joint and several, and any subsidiaries of Unit other than the subsidiary guarantors are minor. There are no significant restrictions on the ability of our parent company to receive funds from our subsidiaries through dividends, loans, advances or otherwise.

This report should be read in conjunction with Unit’s Annual Report on Form 10-K for the year ended December 31, 2010 filed February 24, 2011 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as well as Unit’s other filings with the SEC.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

23.2	Consent of Ryder Scott Company, L.P.

99.1	Item 8 – Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Item 1 – Financial Statements of Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unit Corporation

Date: May 3, 2011	By:	/s/ Mark E. Schell
Mark E. Schell
Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

23.2	Consent of Ryder Scott Company, L.P.

99.1	Item 8 – Financial Statements and Supplementary Data of Annual Report on Form 10-K for the year ended December 31, 2010.

99.2	Item 1 – Financial Statements of Quarterly Report on Form 10-Q for the quarter ended March 31, 2011.